UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2022

Argo Group International Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
6.500% Senior Notes due 2042 issued by Argo Group U.S., Inc. and the Guarantee with respect thereto	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Resettable Fixed Rate Preference Share, Series A, Par Value $1.00 Per Share	ARGOPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On August 8, 2022, Argo Group International Holdings, Ltd. (“Argo Group” or “our”) announced the August 4, 2022 appointment of J. Daniel Plants as an independent member of the Company’s board of directors (the “Board”).

Mr. Plants is the Chief Investment Officer and a Founder of Voce Capital Management LLC, which beneficially owns approximately 9.47 % of the Company’s outstanding common stock. Prior to founding Voce in 2011, Mr. Plants held a number of positions at leading Wall Street firms, including executive positions in the mergers and acquisitions groups at Goldman, Sachs & Co. and JPMorgan Chase, and securities law practice at Sullivan & Cromwell. Mr. Plants has served on the board of directors of Cutera Inc. (Nasdaq: CUTR) since January 2015, including as executive chairperson since May 2021. Mr. Plants holds a Juris Doctorate degree from University of Michigan Law School and an undergraduate degree from Baylor University.

In connection with Mr. Plants’ appointment to the Board, the Board has appointed Mr. Plants to its Strategic Review Committee and Human Resources Committee.

Mr. Plants will participate in the Company’s standard compensation program for non-employee directors, which is described in the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission on April 29, 2022.

Item 7.01.	Regulation FD Disclosure.

On August 8, 2022, the Company issued a press release announcing the appointment of Mr. Plants to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

No.	Exhibit

99.1	Press Release, dated August 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2022	ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer